SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Mallinckrodt Inc
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               (Exact name of registrant as specified in charter)

          New York                       1-00483                 36-1263901
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

675 McDonnell Boulevard, St. Louis, Missouri                       63134
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (314) 654-5200
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         See the Registrant's press release, dated February 17, 1999, which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

(c)  Exhibits

Exhibit Number          Description
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    99.1                Registrant's press release dated February 17, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Mallinckrodt Inc.

                                By: /s/ Roger A. Keller
                                   ---------------------------------------------
                                   Roger A. Keller
                                   Vice President, Secretary and General Counsel


Date:  February 17, 1999

                                  EXHIBIT INDEX


Exhibit Number          Description
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    99.1                Registrant's press release dated February 17, 1999